                                                                    EXHIBIT 25.1
 = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                            BNY MIDWEST TRUST COMPANY
                 (formerly known as CTC Illinois Trust Company)
               (Exact name of trustee as specified in its charter)

Illinois                                                   36-3800435
(State of incorporation                                    (I.R.S. employer
if not a U.S. national bank)                               identification no.)
2 N. LaSalle Street
Suite 1020
Chicago, Illinois                                          60602
(Address of principal executive offices)                   (Zip code)

                      CHARTER COMMUNICATIONS HOLDINGS, LLC
               (Exact name of obligor as specified in its charter)

          Delaware                                         43-1843179
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

Charter Plaza
12405 Powerscourt Drive
St. Louis, Missouri                                        63131
(Address of principal executive offices)                   (Zip code)





               CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION (Exact name of obligor as specified in its charter)

Delaware                                                   43-1843177
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

Charter Plaza
12405 Powerscourt Drive
St. Louis, Missouri                                        63131
(Address of principal executive offices)                   (Zip code)

                          9.625% Senior Notes due 2009
                          10.000% Senior Notes due 2011
                     12.125% Discount Senior Notes due 2012
                       (Title of the indenture securities)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


                       Name                                                        Address

        Office of Banks & Trust Companies of the State           500 E. Monroe Street
        of Illinois                                              Springfield, Illinois 62701-1532

        Federal Reserve Bank of Chicago                          230 S. LaSalle Street
                                                                 Chicago, Illinois 60603

         (B)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         1. A copy of Articles of Incorporation of BNY Midwest Trust Company (formerly CTC Illinois Trust Company, formerly Continental Trust Company) as now in effect. (Exhibit 1 to Form T-1 filed with the Registration Statement No. 333-47688.)

         2,3. A copy of the Certificate of Authority of the Trustee as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 2 to Form T-1 filed with the Registration Statement No. 333-47688.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with the Registration Statement No. 333-47688.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with the Registration Statement No. 333-47688.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, BNY Midwest Trust Company, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 24th day of April, 2002.


                                         BNY Midwest Trust Company


                                         By:       /S/  D. DONOVAN
                                           ------------------------------------
                                               Name: D. DONOVAN
                                               Title:   ASSISTANT VICE PRESIDENT

                         OFFICE OF BANKS AND REAL ESTATE
                       BUREAU OF BANKS AND TRUST COMPANIES

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY MIDWEST TRUST COMPANY
                           209 WEST JACKSON BOULEVARD
                                    SUITE 700
                             CHICAGO, ILLINOIS 60606

Including the institution's domestic and foreign subsidiaries completed as of the close of business on December 31, 2001, submitted in response to the call of the Office of Banks and Real Estate of the State of Illinois.

                                 ASSETS                                   THOUSANDS OF DOLLARS

ARTICLE Cash and Due from Depository Institutions......................            11,694

ARTICLE U.S. Treasury Securities.......................................             - 0 -

ARTICLE Obligations of States and Political Subdivisions...............             - 0 -

ARTICLE Other Bonds, Notes and Debentures..............................             - 0 -

ARTICLE Corporate Stock................................................             - 0 -

ARTICLE Trust Company Premises, Furniture, Fixtures and Other
        Assets Representing Trust Company Premises ....................              363

ARTICLE Leases and Lease Financing Receivables ........................             - 0 -

ARTICLE Accounts Receivable ...........................................             4,004

ARTICLE Other Assets...................................................

        (Itemize amounts greater than 15% of Line 9)

                Intangible Asset - Goodwill ..............86,813

                                                                                   86,882
ARTICLE TOTAL ASSETS............................................                  102,943

                         OFFICE OF BANKS AND REAL ESTATE
                       BUREAU OF BANKS AND TRUST COMPANIES

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY MIDWEST TRUST COMPANY
                           209 WEST JACKSON BOULEVARD
                                    SUITE 700
                             CHICAGO, ILLINOIS 60606

                                  LIABILITIES                                    THOUSANDS OF DOLLARS

ARTICLE Accounts Payable...............................................                  - 0 -

ARTICLE Taxes Payable..................................................                  - 0 -

ARTICLE Other Liabilities for Borrowed Money...........................                 25,425

ARTICLE Other Liabilities..............................................

        (Itemize amounts greater than 15% of Line 14)

                Reserve for Taxes..........................3,128
                Taxes due to Parent Company................1,923
                Accrued Expenses...........................1,058
                                                                                         6,156

ARTICLE TOTAL LIABILITIES                                                               31,581

                                 EQUITY CAPITAL

ARTICLE Preferred Stock................................................                  - 0 -

ARTICLE Common Stock...................................................                  2,000

ARTICLE Surplus........................................................                 62,130

ARTICLE Reserve for Operating Expenses.................................                  - 0 -

ARTICLE Retained Earnings (Loss).......................................                  7,232

ARTICLE TOTAL EQUITY CAPITAL...........................................                 71,362

ARTICLE TOTAL LIABILITIES AND EQUITY CAPITAL...........................                102,943

I,      Robert L. De Paola, Vice President
 -----------------------------------------------------------------------------
         (Name and Title of Officer Authorized to Sign Report)

of BNY Midwest Trust Company certify that the information contained in this statement is accurate to the best of my knowledge and belief. I understand that submission of false information with the intention to deceive the Commissioner or his Administrative officers is a felony.

                                Robert L. DePaola
                        ---------------------------------
                (Signature of Officer Authorized to Sign Report)

Sworn to and subscribed before me is 13th day of     February          , 2002.

My Commission expires May 15, 2003.

                                             Joseph A. Giacobino, Notary Public

(Notary Seal)



Person to whom Supervisory Staff should direct questions concerning this report.


   Christine Anderson                                       (212) 503-4204
         Name                                       Telephone Number (Extension)